                                                                 Exhibit 10.25.1

                                 AMENDMENT NO. 1
                                 ---------------
                                       TO
                                       --
                               SEVERANCE AGREEMENT
                               -------------------

THIS AMENDMENT NO. 1 TO SEVERANCE AGREEMENT between Cyrk, Inc., a Delaware corporation (hereinafter referred to as the "Company"), and Dominic F. Mammola (hereinafter referred to as the "Executive"), dated as of this 29th day of March, 1999:

WHEREAS, Executive and the Company entered into a Severance Agreement dated as of November 20, 1998 (the "Agreement");

WHEREAS, the Company and the Executive desire to amend the Agreement;

NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

1. Section 1.1 (b) of the Agreement is hereby amended by adding the following immediately after the word "assistance" in the fifth line:

     "accounting services and rental, insurance, maintenance and fuel costs in connection with the lease of an automobile"

2. Section 1.2 of the Agreement is hereby amended by adding the following immediately after the word "exercised" in the last line:

     "; PROVIDED, HOWEVER, that this Section 1.2 shall not apply in the event that the foregoing provisions may have an adverse effect on the ability of the Company to be a party to a transaction which is treated for financial accounting purposes as a so-called "pooling of interests", as determined in good faith by PricewaterhouseCoopers LLP or such other certified public accounting firm as the Compensation Committee of the Company's Board of Directors may designate"

3. Except as amended hereby, the Agreement is ratified and confirmed in all respects.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Severance Agreement as of the day and year first above written.

Cyrk, Inc.                                        Executive




By: /s/ Joseph W. Bartlett                         /s/ Dominic F. Mammola
   ---------------------------                    ------------------------------
   Name: Joseph W. Bartlett                       Dominic F. Mammola
   Title:   Chairman, Compensation Committee      Executive Vice President